UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington D.C., 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date Of Report (Date Of Earliest Event Reported):  10/20/2004

NYMEX Holdings, Inc.
(Exact Name of Registrant as Specified in its Charter)

Commission File Number:  333-30332

DE	13-4098266
(State or Other Jurisdiction of	(I.R.S. Employer
Incorporation or Organization)	Identification No.)

One North End Avenue World Financial Center
New York , NY 10282-1101
(Address of Principal Executive Offices, Including Zip Code)

(212) 299-2000
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act(17CFR240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act(17CFR240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act(17CFR240.13e-4(c))

Items to be Included in this Report

Item 7.01.    Regulation FD Disclosure

On October 18, 2004, the board of directors of the Company approved the launch of a trading floor in Dublin as close as possible to November 1, 2004, for the purpose of offering open outcry trading of Brent Crude Oil futures. The Company will lease space from FINEX, the Board of Trade of the City of New York's Dublin operation and make trading permits available to its traders as well as energy traders in New York and London.

Signature(s)

Pursuant to the Requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the Undersigned hereunto duly authorized.

NYMEX Holdings, Inc.

Date: October 20, 2004.	By:	/s/ James E. Newsome
James E. Newsome
President

Exhibit Index

Exhibit No.	Description
EX-99.1	Press Release